UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2012

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers and Other Events.

On August 17, 2012, Great Lakes Dredge & Dock Corporation (the “Company”) announced that William S. (Bill) Steckel, 55, has been appointed Senior Vice President and Chief Financial Officer effective Monday August 20, 2012. Bruce Biemeck, who has served as President and CFO since September 2010, will resign his position as Chief Financial Officer and remain as President and Chief Operating Officer of the Company. Mr. Steckel will report to Chief Executive Officer Jonathan Berger.

From 2010 until joining Great Lakes, Mr. Steckel was the principal at WSS Strategic Advisors, a firm that provided financial and strategic advisory services to public and private companies. From 2008 to 2010, Mr. Steckel was with Daystar Technologies, Inc. (NASDAQ: DSTI), a developer of technology for solar photovoltaic products, where he served as CEO, president, CFO and treasurer. From 2006 to 2008 he was with Norwood Promotional Products, a supplier of custom imprinted products to the advertising and promotional products industry, where he served as senior vice president, CFO and treasurer. Prior to 2006, Mr. Steckel served in various management positions with Invensys (FTSE: ISIS) in its Lambda Power, Seibe Climate Controls and CTS Corporation Divisions.

In connection with the appointment, Mr. Steckel will be paid an annual base salary of $300,000, subject to increases by the Board. Mr. Steckel will be eligible to participate in the second amended and restated Great Lakes Dredge & Dock Company, LLC Annual Bonus Plan (the “Annual Bonus Plan”) for an incentive award in a target amount equal to 40% of his annual base salary. Actual bonuses can range from 0% -200% of this target (between 0% and 80% of his base salary). In addition, Mr. Steckel will be entitled to incentive awards granted under the 2007 Long Term Incentive Plan, as amended and restated (the “2007 Plan”) with a target payout equal to 40% of his annual base salary. A more detailed description of our 2007 Plan is contained in our proxy statement dated April 4, 2012. Mr. Steckel will also be eligible to participate in any employee benefit plan offered by the Company generally available to other executive officers or salaried employees.

The changes in senior management are described in the press release issued by the Company on August 17, 2012, attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Press Release of Great Lakes Dredge & Dock Corporation dated August 17, 2012 Announcing the Appointment of New Senior Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

Date: August 17, 2012	/s/ Jonathan W. Berger
Jonathan W. Berger
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Great Lakes Dredge & Dock Corporation dated August 17, 2012 Announcing the Appointment of New Senior Vice President and Chief Financial Officer.